Exhibit 10.26

LDR Médical	COMMERCIAL SUPPLIER AGREEMENT	Document	Ref.: CC FRN CF 01
Index: 05/29/2012
AM No.:
Page 1 /6
Implants and Instruments

[***]	indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including redacted portions so indicated, has been filed separately with the Securities Exchange Commission.

Between

CF PLASTIQUES

ZAC des Bruyères

43, rue des Bruyères

69330 Pusignan

And

LDR MEDICAL

4, Rue Gustave Eiffel

10430 ROSIÈRES PRES TROYES

[two sets of initials]

Contract Ref. (frame): CC FRN 01 Index A

LDR Médical	COMMERCIAL SUPPLIER AGREEMENT	Document	Ref.: CC FRN CF 01
Index: 05/29/2012
AM No.:
Page 2 /6
Implants and Instruments

TABLE OF CONTENTS

1. Purpose	3

2. Scope of Application	3

2.1 Products	3

2.2 Site	3

3. Duration	3

4. Compliance With Requirements	4

5. Deadlines and Penalties for Delay	4

6. Responsibility for Design Changes	4

7. Non-Conformity	4

8. Contractual and Financial Conditions	4

8.1 Products	4

8.2 Projected LDR Medical needs	4

8.3 Batch Size	5

8.4 Prices	5

8.5 Billing	5

8.6 Payment	5

9. Packaging and Shipping	5

10. Jurisdiction Clause	5

11. Termination of Contract	5

11.1 Termination	5

11.2 Confidentiality	6

[two sets of initials]

Contract Ref. (frame): CC FRN 01 Index A

LDR Médical	COMMERCIAL SUPPLIER AGREEMENT	Document	Ref.: CC FRN CF 01
Index: 05/29/2012
AM No.:
	Implants and Instruments		Page 3 /6

1.	Purpose

The purpose of this agreement is to define the conditions of the commercial agreement

Between:

The party of the first part, LDR MEDICAL, a company duly organized and governed by French law, having capital of 215,357.40 euros, with registered office located at 4 rue Gustave Eiffel, in Troyes, registered with the Troyes Trade and Companies Register under No. 433 924 529, acting on its own behalf as well as for its subsidiaries, Represented by its Deputy Chief Executive Officer, Mr. Eric Vigneron, Hereinafter referred to as “LDR MEDICAL”

And

The party of the second part, CF PLASTIQUES, a company duly organized and governed by French law, having capital of 100,000 euros, with registered office located at ZAC des Bruyères 43, rue des Bruyères 69330 Pusignan, registered with the Lyon Trade and Companies Register under No. 343 968 533, Represented by its President and CEO, Mr. Franck Laube, Hereinafter referred to as “Supplier”

2.	Scope of Application

This agreement includes Appendices 1 (signed 05/16/2011 and concerning the number of cages manufactured by volume of peek-optima material sent), 2 and 3. The terms of this agreement shall prevail over all other previous provisions (with the exception of CC SST CF 01), as well as over the two parties’ general purchase and sale conditions.

The purpose of this agreement is to set forth the conditions for order placement, manufacture and delivery of the products listed in Appendix 2 to permit LDR MEDICAL to supply its customers on a timely basis and in the appropriate quantities.

2.1	Products

The agreement applies to the specific components (“products”) listed in Appendix 2

2.2	Site

The “products” shall be delivered to the following address:

LDR Médical

4, Rue Gustave Eiffel

10430 ROSIÈRE PRES TROYES

FRANCE

3.	Duration

This agreement shall enter into force on the date it is signed by the parties, for a duration of 19 months. Subsequently, each LDR MEDICAL order shall reference it as follows:

CC FRN xxxx 01 of yy/yy/yyyy, where x identifies the name of the “Supplier” and y designates the date in dd/mm/yyyy format, serving as the index number for the version of this agreement that has been approved by the two parties.

[two sets of initials]

Contract Ref. (frame): CC FRN 01 Index A

LDR Médical	COMMERCIAL SUPPLIER AGREEMENT	Document	Ref.: CC FRN CF 01
Index: 05/29/2012
AM No.:
	Implants and Instruments		Page 4 /6

Note: the index number shown in the page footer of this document corresponds to the index number of the original unsigned LDR Médical document.

The agreement shall be renewed in the form of an addendum; said renewal shall occur no later than one month prior to the anniversary date of this agreement. Termination by either party shall be subject to prior notice of nine (9) months. Termination must be communicated by registered letter with acknowledgement of receipt.

4.	Compliance with Requirements

The “Supplier” agrees to manufacture the “products” ordered by LDR MEDICAL in accordance with the requirements specified in the plans, specification sheets and/or purchase orders.

The products listed in Appendix 2 shall be delivered to LDR MEDICAL and shall not be subject to systematic monitoring. Thus, the “Supplier” shall be responsible for ensuring that all internal monitoring to ensure high quality has been performed.

An audit shall be carried out every year by LDR MEDICAL at “Supplier’s” facilities to ensure that the entire manufacturing process is in order.

5.	Deadlines and Penalties for Delay

The “Supplier” is required to deliver the “products” within the period specified in its Acknowledgement of Receipt of Order as accepted by LDR Médical.

The conditions for applying penalties for delay are established in the subcontracting specification sheet CC SST CF 01.

6.	Responsibility for Design Changes

In the event that a product is eliminated, LDR MEDICAL shall notify “Supplier” in writing.

LDR MEDICAL agrees to purchase finished products and products in production according to the commitment levels described in Appendix 3.

In the event that a product is subsequently changed, LDR MEDICAL shall so notify supplier in writing.

Within forty-eight (48) hours, the “Supplier” must send LDR MEDICAL a statement of production inventory (number of finished units in inventory, status of items in production)

LDR MEDICAL shall issue instructions in accordance with the status of products in production.

7.	Non-Conformity

Non-conforming delivered products shall be handled in accordance with the conditions mentioned in subcontracting specification sheet CC SST CF 01.

8.	Contractual and Financial Conditions

8.1	Products

All “products” to be delivered by the “Supplier” are listed in Appendix 2.

Order processing shall be managed in accordance with the conditions specified in subcontracting specifications sheet CC SST CF 01.

[two sets of initials]

Contract Ref. (frame): CC FRN 01 Index A

LDR Médical	COMMERCIAL SUPPLIER AGREEMENT	Document	Ref.: CC FRN CF 01
Index: 05/29/2012
AM No.:
	Implants and Instruments		Page 5 /6

8.2	Projected LDR Médical Needs

A table indicating all of LDR MEDICAL’s quarterly needs for 2012 is listed in Appendix 3. It is understood that the desired delivery dates may be subject to adjustment by LDR MEDICAL depending upon actual market needs.

Furthermore, quantities may be subject to fluctuations of +/- 20%.

LDR MEDICAL agrees to supply all volumes listed in Appendix 3, attached (minus the 20% variable mentioned above), during the fiscal year (or no later than three months after its end).

Each year, during the final quarter of year N, LDR MEDICAL shall send the “Supplier” the projected annual orders for year N+1 (with the same quantity range of +/- 20% as defined above).

8.3	Batch Size

It has been agreed that batch size shall be between twenty (20) and seventy (70) units (with no exception for prototypes or demo implants).

8.4	Prices

The list of negotiated prices is as provided in Appendix 2.

Prices are firm and applicable for the 2012 year. They will be renegotiated at year-end and will be included in an addendum for 2013.

Prices, expressed in euros, are understood as being net of taxes, with prepaid shipping and packaging.

8.5	Billing

For each delivery, an invoice covering all data contained in the order must be prepared and sent to LDR Médical.

8.6	Payment

LDR Médical shall pay “Supplier” the amount of each invoice, sixty (60) calendar days after its issuance date, provided that the delivered products are found to be in conformity. In the event of non-compliance, the invoice settlement time is as detailed in subcontracting specification sheet CC SST CF 01.

9.	Packaging and Shipping

“Supplier” shall ship according to batch sizes specified above in Paragraph 9.3.

Delivery conditions are defined in subcontracting specification sheet CC SST CF 01.

10.	Jurisdiction Clause

Any dispute concerning this agreement that cannot be settled out of court shall be considered and interpreted in accordance with French law, except with regard to the application of clauses relative to conflicts between laws. In this case, the courts of Troyes alone shall be deemed competent.

11.	Termination of Contract

11.1	Termination

This agreement may be terminated at any time by either Party:

a)	in the event of a breach by either Party of any of its obligations and in the event that performance remains possible if the failure to perform persists for fifteen (15) days from receipt of a registered letter with formal notice to perform;

b)	b) in the event that bankruptcy is filed, payments stop or there is one of the procedures provided for by law regarding court-supervised corporate reorganization or liquidation.

[two sets of initials]

Contract Ref. (frame): CC FRN 01 Index A

LDR Médical	COMMERCIAL SUPPLIER AGREEMENT	Document	Ref.: CC FRN CF 01
Index: 05/29/2012
AM No.:
Page 6 /6
Implants and Instruments

11.2	Confidentiality

In the event that the Contract is terminated due to any reason whatsoever, the confidentiality obligation shall survive for a duration of five (5) years and the “Supplier” agrees to return all information, at the first request of LDR Medical and not keep any copy of said information on any medium whatsoever. 13.

Issued in duplicate in Troyes, May 29, 2012.

Company Name: CF PLASTIQUES	Company Name: LDR MEDICAL

Commercial stamp

[stamp]

CF PLASTIQUES S.A.S.

Capital of 100,000 euros

ZAC des Bruyères

43 rue des Bruyères

69330 PUSIGNAN

Tel. 04 78 31 38 00

Fax 04 72 05 10 61

APE Code 2229 A – SIRET – RC 343

968 533 00020

Commercial stamp [stamp:] LDR a passion for innovation HOTEL DE BUREAUX 1 4 rue Gustave Eiffel 10430 Rosières-Près-Troyes Tel.: 03 25 82 32 63 - Fax 03 25 82 33 71

Name and title of signatory	Name and Title of Signatory
[signature] President	[signature] CEO

Signature	Signature \

[two sets of initials]

Contract Ref. (frame): CC FRN 01 Index A

LDR Médical	COMMERCIAL SUPPLIER AGREEMENT APPENDIX 02	Document	Ref.: CC FRN CF 01
Index: 05/29/2012
AM No.:
Page 1/1

PRODUCTS AND PRICES

PRODUCT	2012 RATE
Avenue L Cages	€ [***]/unit
ROI C Cages	€ [***]/unit
ROI C Lordotic Cages	€ [***]/unit
ROI C Bi-Pack Cages	€ [***]/unit
MC+ Cages Closed	€ [***]/unit
MC+ Cages Bi-Pack	€ [***]/unit
MC+ Cages Open	€ [***]/unit

An end-of year discount shall be granted in late 2012 according to the following conditions:

•	[***]% of sales made for total sales over 12 months greater than €[***] and less than €[***]

•	[***]% of sales made above—

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

[two sets of initials]

Contract Ref. (frame): CC FRN 01 Index A

LDR Médical	COMMERCIAL SUPPLIER AGREEMENT APPENDIX 01	Document	Ref.: CC FRN CF 01
Index: 10/15/2012
AM No.:
Page 1/1

2012/2013 PROJECTIONS

PRODUCT	2012	2013
Avenue L Cages	[***]	[***]
ROI C Cages (anatomic and lordotic)	[***]	[***]
MC+ Cages	[***]	[***]

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

[two sets of initials]

Contract Ref. (frame): CC FRN 01 Index A